UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2023 (June 13, 2023)

APOLLO MEDICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801

(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The stockholders of Apollo Medical Holdings, Inc. (the “Company”) approved the Apollo Medical Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”) at the 2023 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) held on June 13, 2023. The ESPP was previously approved by the Company’s Board of Directors (the “Board”).

The objective of the ESPP is to offer eligible employees and consultants of the Company and its designated subsidiaries the ability to purchase shares of the Company’s common stock at a discount, subject to various limitations under the ESPP. The Board believes that the ESPP will promote broad-based ownership of the Company’s common stock by eligible employees and consultants and will help to align the interests of ESPP participants with those of the Company’s stockholders. The ESPP will be administered by the Compensation Committee of the Board (the “Administrator”).

The maximum number of shares of the Company’s common stock that will be authorized for issuance under the ESPP is 5,000,000 shares, subject to adjustment. The shares reserved for issuance under the ESPP may be authorized but unissued shares, treasury shares, or shares from any other proper source.

 The ESPP is divided into two components: the “423 Component” and the “Non-423 Component.” The 423 Component is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Non-423 Component is not intended to qualify under Section 423 of the Code. Employees eligible to participate in the 423 Component of the ESPP for a given offering generally include all employees who are employed by the Company or one of its designated subsidiaries for that offering, subject to limitations that may be imposed under the ESPP consistent with Section 423 of the Code. The Administrator will determine which employees and consultants of designated subsidiaries will be eligible to participate in the Non-423 Component of the ESPP for a given offering. In any case, participation in the ESPP is voluntary and dependent on each eligible employee’s (or consultant’s) election to participate, as well as the level of payroll deductions elected by each participant.

Participants will be granted the right to purchase shares of the Company’s common stock at a discount during a series of successive offerings. Unless and until otherwise determined by the Administrator, each offering period will be a six-month period beginning on the first day of a calendar quarter and ending on the last day of the next succeeding calendar quarter. However, in no event may any single offering period be longer than 27 months. The purchase price for each offering will be established by the Administrator, provided that in no event will the purchase price established by the Administrator for any offering be less than the lower of (i) 85% of the closing price per share of the Company’s common stock on the first trading day of the offering period, or (ii) 85% of the closing price per share on the exercise date, which will occur on the last trading day of each offering period.

A summary of the ESPP is included in Proposal 4 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”), which summary is incorporated in its entirety herein by reference. The summaries of the ESPP contained herein and in the Proxy Statement do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 13, 2023. At the close of business on April 25, 2023, the record date for the Annual Meeting (the “Record Date”), there were 57,550,326 shares of common stock, par value $0.001 per share, of the Company issued and outstanding, each share being entitled to one vote and to be voted together as one class vote at the Annual Meeting. At the Annual Meeting, there were present in person or by proxy 45,029,723 shares of the Company’s common stock, representing stockholders entitled to cast approximately 78.24% of the total outstanding eligible votes and constituting a quorum. As of the Record Date, 1,111,111 shares of the Company’s Series A preferred stock and 555,555 shares of the Company’s Series B preferred stock, par value $0.001 per share, were held by Network Medical Management, Inc., a wholly-owned subsidiary of the Company, and therefore, pursuant to the Delaware General Corporation Law, such shares of preferred stock were not voted, nor counted for quorum purposes, at the Annual Meeting.

Set forth below are the voting results for the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement filed with the Securities and Exchange Commission on April 28, 2023:

Proposal 1. Election of Directors

The Company’s stockholders elected, by the votes indicated below, nine persons to serve as directors of the Company until its 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The following sets forth the results of the voting with respect to each candidate:

Director	For	Withheld	Broker Non-Votes(1)
Kenneth Sim, M.D.	36,859,352	712,345	7,458,026
Thomas S. Lam, M.D., M.P.H.	37,208,834	362,863	7,458,026
Mitchell W. Kitayama	35,714,486	1,857,211	7,458,026
David G. Schmidt	36,312,649	1,259,048	7,458,026
Linda Marsh	36,229,555	1,342,142	7,458,026
John Chiang	36,384,534	1,187,163	7,458,026
Matthew Mazdyasni	36,003,599	1,568,098	7,458,026
J. Lorraine Estradas, R.N., B.S.N. M.P.H.	35,536,495	2,035,202	7,458,026
Weili Dai	37,269,055	302,642	7,458,026

(1)	Broker non-votes represent proxies that are uninstructed on a proposal and submitted by brokers or other nominees who lack discretionary authority to vote on the proposal absent instructions from the beneficial owner of shares of stock.

Based on these voting results, each of the nine nominees for director were elected to serve until the Company’s 2024 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified.

Proposal 2. Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 44,877,735 votes were cast “for” the ratification, 28,371 votes were cast “against” the ratification and 123,617 votes abstained. There were no broker non-votes for this proposal.

Based on these voting results, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal 3. Advisory Vote on Executive Compensation

The Company’s stockholders voted, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers. 20,670,215 votes were cast “for” the proposal, 16,805,967 votes were cast “against” the proposal and 95,515 votes abstained. Additionally, there were 7,458,026 broker non-votes for this proposal.

Based on these voting results, the stockholders approved the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.

Proposal 4. Approval of the Apollo Medical Holdings, Inc. Employee Stock Purchase Plan

The Company’s stockholders voted to approve the ESPP. 37,268,131 votes were cast “for” the proposal, 300,550 votes were cast “against” the proposal and 3,016 votes abstained. Additionally, there were 7,458,026 broker non-votes for this proposal.

Based on these voting results, the stockholders approved the ESPP.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Apollo Medical Holdings, Inc. Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: June 16, 2023	By:	/s/ Thomas S. Lam
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President